                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  May 9, 2001
                                                          ------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

    Pennsylvania                   0-26185               23-2663337
    ------------                   -------               ----------
  (State or Other             (Commission File         (I.R.S. Employer
  Jurisdiction of                  Number)            Identification No.)
  Incorporation)

                    2520 Renaissance Boulevard
                    King of Prussia, Pennsylvania             19406
                    -----------------------------             -----
               (Address of Principal Executive Offices)     (Zip Code)


    Registrant's telephone number, including area code:    (610) 278-7800
                                                          -----------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 9, 2001, Zany Brainy, Inc. (the "Company") was advised that the informal committee of unsecured creditors of the Company (the "Committee") had agreed that the existing standstill arrangement between the Company and the Committee was extended through and including May 14, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZANY BRAINY, INC.


Date:    May 10, 2001                 By   /s/ Thomas G. Vellios
         ------------                      --------------------------
                                           Thomas G. Vellios
                                           Chief Executive Officer and President




                                       3